Supplement to

CALVERT SOCIAL INVESTMENT FUND ("CSIF") BALANCED PORTFOLIO
CSIF EQUITY PORTFOLIO
CSIF ENHANCED EQUITY PORTFOLIO

Calvert Sustainable and Responsible Equity Funds Prospectus Class A, B, C and Y
dated January 31, 2010, as revised March 10, 2010

Calvert Sustainable and Responsible Equity Funds Prospectus Class I
dated January 31, 2010

Date of Supplement: June 22, 2010

At a meeting held on June 15, 2010, the Board of Trustees for CSIF Balanced Portfolio, CSIF Equity Portfolio and CSIF Enhanced Equity Portfolio (each, a "Fund") approved a change in policy related to each Fund's investments in government securities.

Accordingly, under "About Sustainable and Socially Responsible Investing -- Calvert Signature StrategiesTM -- Sustainable and Socially Responsible Investment Criteria" on page 74 (page 56 of Class I Prospectus), the paragraph located directly above the heading "CWVF International Equity Fund" is deleted and replaced with the following:

With respect to U.S. government securities, the CSIF Portfolios invest in debt obligations issued by the U.S. government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. government whose purposes further, or are compatible with, the Funds' sustainable and socially responsible investment criteria.